UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 1, 2005


                    The St. Paul Travelers Companies, Inc.
            (Exact name of registrant as specified in its charter)


              Minnesota                 001-10898             41-0518860
   (State or other jurisdiction    (Commission File         (IRS Employer
           of incorporation)             Number)            Identification
                                                                Number)

                 385 Washington Street                                55102
               Saint Paul, Minnesota
       (Address of principal executive offices)                     (Zip Code)

                                (651) 310-7911
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02    Departure of Directors or Principal Officers; Election of
             Directors; Appointment of Principal Officers.

On February 1, 2005, The St. Paul Travelers Companies, Inc. (the "Company") issued a press release announcing that T. Michael Miller and Brian MacLean have been promoted to the newly created position of Co-Chief Operating Officer of the Company, effective February 1, 2005.

Mr. Miller, 46, was most recently Chief Executive Officer of Specialty Commercial for the Company since April 2004. Prior to the merger of The St. Paul Companies, Inc. ("The St. Paul") and Travelers Property Casualty Corp. ("Travelers") in April 2004, Mr. Miller was Chief Executive Officer of Specialty Commercial for The St. Paul since October 2001. Mr. Miller joined The St. Paul in 1995 as Vice President-Professional Liability and served in that position until October 1999. In October 1999, Mr. Miller was named Senior Vice President of Global Specialty Practices and served in that position until July 2001. From July 2001 until October 2001, Mr. Miller was Executive
Vice President of Specialty Commercial. Prior to joining The St. Paul in 1995, Mr. Miller spent fourteen years with the Chubb Corporation.

Mr. MacLean, 51, was most recently Executive Vice President of Claim Services for the Company since April 2004. Prior to the merger of The St. Paul and Travelers in April 2004, Mr. MacLean was Executive Vice President of Claim Services for Travelers since January 2002. Prior to this position, Mr. MacLean served as President of Select Accounts for Travelers from July 1999 to January 2002. He also served as Chief Financial Officer of Claim Services for Travelers from April 1992 to June 1996. From June 1996 to July 1999, Mr. MacLean was Chief Financial Officer of Commercial Lines for Travelers. He joined Travelers in 1988 and has served in several other positions. Prior to joining Travelers, Mr. MacLean was an audit manager at the public accounting firm of Peat Marwick (now KPMG LLP).

Item 9.01.   Financial Statements and Exhibits.

       (c)   Exhibits.

Exhibit No.  Description

99 Press release issued by The St. Paul Travelers Companies, Inc., dated February 1, 2005.



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:       February 4, 2005            THE ST. PAUL TRAVELERS COMPANIES, INC.

                                        By: /s/ Bruce A. Backberg
                                            -----------------------------------
                                            Name:  Bruce A. Backberg
                                            Title: Senior Vice President

                                 EXHIBIT INDEX

Exhibit No.  Description

99 Press release issued by The St. Paul Travelers Companies, Inc., dated February 1, 2005.